Exhibit 32-b

TRUSTMARK CORPORATION

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trustmark Corporation (Trustmark) on Form 10-Q for the quarter ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Louis E. Greer, Treasurer, Principal Financial Officer and Principal Accounting Officer of Trustmark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark.

BY:	/s/ Louis E. Greer
Louis E. Greer
Treasurer, Principal Financial Officer and
Principal Accounting Officer

DATE:	August 8, 2012